UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 23, 2004

ARCADIA RESOURCES INC.
(Exact Name of Registrant as Specified in its Charter)

 Nevada
(State or Other Jurisdiction of Incorporation)

000-31249 (Commission File Number)	88-0331369 (IRS Employer Identification No.)

26777 Central Park Blvd., Suite 200 Southfield, Michigan ((Address of principal executive offices)	48076 (Zip Code)

Registrant’s telephone number, including area code:  (248) 352-7530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)            Resignation of Director

David S. Bensol resigned as a director, Executive Vice President and employee of Arcadia Resources, Inc. effective December 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arcadia Resources, Inc. By: /s/ John E. Elliott, II John E. Elliott, II Its: Chairman and Chief Executive Officer

 Dated:  December 23, 2004